UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 31, 2017
(Date of earliest event reported)

JPMCC Commercial Mortgage Securities Trust 2017-JP7
(Central Index Key Number 0001709967)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Starwood Mortgage Funding VI LLC

(Central Index Key Number – 0001682518)

Benefit Street Partners CRE Finance LLC

(Central Index Key Number – 0001632269)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-206361-11	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 31, 2017, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMCC Commercial Mortgage Securities Trust 2017-JP7, Commercial Mortgage Pass-Through Certificates, Series 2017-JP7, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Mortgage Loan identified as “Treeview Industrial Portfolio” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Treeview Industrial Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.7. The Mortgage Loan identified as “First Stamford Place” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the First Stamford Place Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.8. The Mortgage Loan identified as “Torre Plaza” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Torre Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.9. The Mortgage Loan identified as “Carolina Hotel Portfolio” will be initially serviced and administered in accordance with the Pooling and Servicing Agreement prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement) and the Carolina Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.10.

The Mortgage Loan identified as “245 Park Avenue” will be serviced and administered pursuant to a trust and servicing agreement, dated as of May 30, 2017 (the “245 Park Avenue TSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Wells Fargo Bank, National Association, as certificate administrator, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor. An executed version of the 245 Park Avenue TSA is attached hereto as Exhibit 4.2. In addition, the 245 Park Avenue Mortgage Loan will be serviced and administered under the 245 Park Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.11.

The Mortgage Loan identified as “Gateway Net Lease Portfolio” will be serviced and administered pursuant to a trust and servicing agreement, dated as of June 1, 2017 (the “DBJPM 2017-C6 PSA”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer. An executed version of the DBJPM 2017-C6 PSA is attached hereto as Exhibit 4.3. In addition, the Gateway Net Lease Portfolio Mortgage Loan will be serviced and administered under the Gateway Net Lease Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing

Agreement) and as to which an executed version is attached hereto as Exhibit 4.12. The Mortgage Loan identified as “Starwood Capital Group Hotel Portfolio” will be serviced and administered pursuant to the DBJPM 2017-C6 PSA and the Starwood Capital Group Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.13. The Mortgage Loan identified as “211 Main Street” will be serviced and administered pursuant to the DBJPM 2017-C6 PSA and the 211 Main Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.14.

The Mortgage Loan identified as “West Town Mall” will be serviced and administered pursuant to a trust and servicing agreement, dated as of July 1, 2017 (the “West Town Mall Trust 2017-KNOX TSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee. An executed version of the West Town Mall Trust 2017-KNOX TSA is attached hereto as Exhibit 4.4. In addition, the West Town Mall Mortgage Loan will be also be serviced and administered under the West Town Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.15.

The Mortgage Loan identified as “Apex Fort Washington” will be initially serviced and administered pursuant to a pooling and servicing agreement, dated as of June 1, 2017 (the “JPMCC 2017-JP6 PSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC as operating advisor and asset representations reviewer, prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement). An executed version of the JPMCC 2017-JP6 PSA is attached hereto as Exhibit 4.5. In addition, the Apex Fort Washington Mortgage Loan will also be serviced and administered under the Apex Fort Washington Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.16.

The Mortgage Loan identified as “St. Luke’s Office” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of June 1, 2017 (the “CSAIL 2017-C8 PSA”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC as operating advisor and asset representations reviewer. An executed version of the CSAIL 2017-C8 PSA is attached hereto as Exhibit 4.6. In addition, the St. Luke’s Office Mortgage Loan will also be serviced and administered under the St. Luke’s Office Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.17. The Mortgage Loan identified as “Columbus Office Portfolio I” will be serviced and administered in accordance with the CSAIL 2017-C8 PSA and the Columbus Office Portfolio I Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.18. The Mortgage Loan identified as “Alexandria Corporate Park” will be serviced and administered in accordance with the CSAIL 2017-C8 PSA and the Alexandria Corporate Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.19.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $710,641,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy” and, collectively with JPMS and Drexel, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated July

21, 2017, among the Registrant and JPMS, for itself and on behalf of Drexel and Academy. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On July 31, 2017, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $710,641,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $5,029,678.24, were approximately $775,427,468.50. Of the expenses paid by the Registrant, approximately $593,957.69 were paid directly to affiliates of the Registrant, $43,812.48 in the form of fees were paid to the Underwriters, $78,862.46 were paid to or for the Underwriters and $4,313,045.61 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206361) was originally declared effective on November 20, 2015.

On July 31, 2017, the Registrant sold the Class D and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $17,234,000 to JPMS, as initial purchaser, pursuant to a Certificate Purchase Agreement, dated July 21, 2017, by and between the Depositor and JPMS (the “Certificate Purchase Agreement”). The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On July 31, 2017, the Registrant sold the Class D-RR, Class E-RR, Class F-RR and Class NR-RR Certificates (the “Risk Retention Certificates”, and collectively with the Public Certificates and the Private Certificates, the “Certificates”), having an aggregate initial principal amount of $83,127,952, to Massachusetts Mutual Life Insurance Company (the “Third Party Purchaser”), as purchaser, pursuant to a Certificate Purchase Agreement, dated July 21, 2017, between the Depositor and the Third Party Purchaser (the “Risk Retention Certificate Purchase Agreement”). The Risk Retention Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMCC Commercial Mortgage Securities Trust 2017-JP7 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 37 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 168 commercial, multifamily and manufactured housing properties. The Mortgage Loans were acquired by the Registrant (i) from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated as of July 31, 2017 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and JPMCB, (ii) from Starwood Mortgage Funding VI LLC (“SMF VI”) pursuant to a Mortgage Loan Purchase Agreement, dated as of July 31, 2017 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant, SMF VI and Starwood Mortgage Capital LLC and (iii) from Benefit Street Partners CRE Finance LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, dated as of July 31, 2017 and as to which an executed version is attached hereto as Exhibit 99.3, between the Registrant, BSP and Benefit Street Partners CRE Conduit Company, L.P. (“BSPCC”).

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchaser, pursuant to the Certificate Purchase Agreement, and the Retaining Party, pursuant to the Risk Retention Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated July 24, 2017 and as filed with the Securities and Exchange Commission on July 31, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1.

Credit Risk Retention

The Risk Retention Certificates were sold to the Retaining Party for $42,276,116 (representing 5.04% of the fair value of all Classes of Regular Certificates (as defined in the Pooling and Servicing Agreement), based on actual sale prices and finalized tranche sizes) pursuant to the Risk Retention Certificate Purchase Agreement. The Retaining Sponsor is required to retain an eligible horizontal residual interest with a fair value as of the Closing Date of at least $41,968,931.78 (representing 5.00% of the aggregate fair value of all the Classes of Regular Certificates), excluding accrued interest. There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated July 13, 2017 and as filed with the Securities and Exchange Commission on July 13, 2017 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated July 21, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of July 1, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement governing the issuance of the 245 Park Avenue Trust 2017-245P certificates, dated as of May 30, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Wells Fargo Bank, National Association, as certificate administrator, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor.
Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the DBJPM 2017-C6 certificates, dated as of June 1, 2017, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
Exhibit 4.4	Trust and Servicing Agreement governing the issuance of the West Town Mall Trust 2017-KNOX certificates, dated as of July 1, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.5	Pooling and Servicing Agreement governing the issuance of the JPMCC 2017-JP6 certificates, dated as of June 1, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC as operating advisor and asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement governing the issuance of the CSAIL 2017-C8 certificates, dated as of June 1, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC as operating advisor and asset representations reviewer.
Exhibit 4.7	Co-Lender Agreement, dated as of July 31, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder.
Exhibit 4.8	Co-Lender Agreement, dated as of July 31, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1-A Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-1-B Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-1-C Holder, Wells Fargo Bank, National Association, as the Initial Note A-2-A Holder, and Wells Fargo Bank, National Association, as the Initial Note A-2-B Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of July 31, 2017, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of July 31, 2017, by and among Benefit Street Partners CRE Finance LLC, as the Note A-1 Holder, and Benefit Street Partners CRE Finance LLC, as the Note A-2 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of May 30, 2017, by and between JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, Natixis Real Estate Capital LLC, as the Initial Note 2 Holder, Deutsche Bank AG, New York Branch, as the Initial Note 3 Holder, Société Générale, as Initial Note 4 Holder and Barclays Bank PLC as Initial Note 5 Holder.
Exhibit 4.12	Agreement Between Noteholders, dated as of May 25, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial A-1 Notes Holder, Bank of America, N.A., as the Initial A-2 Notes Holder, JPMorgan Chase Bank, National Association, as the Initial B-1 Notes Holder, and Bank of America, N.A., as the Initial B-2 Notes Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial JPM Note Holder, Bank of America, N.A., as the Initial BANA Note Holder, Barclays Bank PLC as the Initial Barclays Note Holder, Deutsche Bank AG, New York Branch, as the Initial DBNY Note Holder, and Starwood Mortgage Funding II LLC as the Starwood Note Holder.
Exhibit 4.14	Agreement Between Noteholders, dated as of April 28, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, and JPMorgan Chase Bank, National Association, as the Initial B Notes Holder.

Exhibit 4.15	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder and Column Financial, Inc., as the Initial Note 2 Holder.
Exhibit 4.16	Co-Lender Agreement, dated as of June 16, 2017, by and among Benefit Street Partners CRE Finance LLC, as the Note A-1 Holder, Benefit Street Partners CRE Finance LLC, as the Note A-2 Holder, and Benefit Street Partners CRE Finance LLC, as the Note A-3 Holder.
Exhibit 4.17	Co-Lender Agreement, dated as of June 29, 2017, by and among Benefit Street Partners CRE Finance LLC, as the Note A-1 Holder, Benefit Street Partners CRE Finance LLC, as the Note A-2 Holder, and Benefit Street Partners CRE Finance LLC as the Note A-3 Holder.
Exhibit 4.18	Co-Lender Agreement, dated as of June 29, 2017, by and among Benefit Street Partners CRE Finance LLC, as the Note A-1 Holder, and Benefit Street Partners CRE Finance LLC, as the Note A-2 Holder.
Exhibit 4.19	Co-Lender Agreement, dated as of June 29, 2017, by and among Benefit Street Partners CRE Finance LLC, as the Note A-1 Holder, and Benefit Street Partners CRE Finance LLC, as the Note A-2 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 31, 2017.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 31, 2017 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 24, 2017.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of July 31, 2017, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of July 31, 2017, between Starwood Mortgage Funding VI LLC, as seller, Starwood Mortgage Capital LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of July 31, 2017, between Benefit Street Partners CRE Finance LLC, as seller, Benefit Street Partners CRE Conduit Company, L.P. and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2017	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo Title: Managing Director and Secretary

JPMCC 2017-JP7: CURRENT REPORT ON FORM 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated July 21, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of July 1, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement governing the issuance of the 245 Park Avenue Trust 2017-245P certificates, dated as of May 30, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Wells Fargo Bank, National Association, as certificate administrator, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor.	(E)
4.3	Pooling and Servicing Agreement governing the issuance of the DBJPM 2017-C6 certificates, dated as of June 1, 2017, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations	(E)

reviewer.
4.4	Trust and Servicing Agreement governing the issuance of the West Town Mall Trust 2017-KNOX certificates, dated as of July 1, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.5	Pooling and Servicing Agreement governing the issuance of the JPMCC 2017-JP6 certificates, dated as of June 1, 2017, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC as operating advisor and asset representations reviewer.	(E)
4.6	Pooling and Servicing Agreement governing the issuance of the CSAIL 2017-C8 certificates, dated as of June 1, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC as operating advisor and asset representations reviewer.	(E)
4.7	Co-Lender Agreement, dated as of July 31, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder.	(E)
4.8	Co-Lender Agreement, dated as of July 31, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1-A Holder, JPMorgan Chase Bank, National Association, as	(E)

the Initial Note A-1-B Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-1-C Holder, Wells Fargo Bank, National Association, as the Initial Note A-2-A Holder, and Wells Fargo Bank, National Association, as the Initial Note A-2-B Holder.
4.9	Co-Lender Agreement, dated as of July 31, 2017, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)
4.10	Co-Lender Agreement, dated as of July 31, 2017, by and among Benefit Street Partners CRE Finance LLC, as the Note A-1 Holder, and Benefit Street Partners CRE Finance LLC, as the Note A-2 Holder.	(E)
4.11	Co-Lender Agreement, dated as of May 30, 2017, by and between JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, Natixis Real Estate Capital LLC, as the Initial Note 2 Holder, Deutsche Bank AG, New York Branch, as the Initial Note 3 Holder, Société Générale, as Initial Note 4 Holder and Barclays Bank PLC as Initial Note 5 Holder.	(E)
4.12	Agreement Between Noteholders, dated as of May 25, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial A-1 Notes Holder, Bank of America, N.A., as the Initial A-2 Notes Holder, JPMorgan Chase Bank, National Association, as the Initial B-1 Notes Holder, and Bank of America, N.A., as the Initial B-2 Notes Holder.
4.13	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial JPM Note Holder, Bank of America, N.A., as the Initial BANA Note Holder, Barclays Bank PLC as the Initial Barclays Note Holder, Deutsche Bank AG, New York Branch, as the Initial DBNY Note Holder, and Starwood Mortgage Funding II LLC as the Starwood Note Holder.
4.14	Agreement Between Noteholders, dated as of April 28, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1

Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, and JPMorgan Chase Bank, National Association, as the Initial B Notes Holder.
4.15	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder and Column Financial, Inc., as the Initial Note 2 Holder.
4.16	Co-Lender Agreement, dated as of June 16, 2017, by and among Benefit Street Partners CRE Finance LLC, as the Note A-1 Holder, Benefit Street Partners CRE Finance LLC, as the Note A-2 Holder, and Benefit Street Partners CRE Finance LLC, as the Note A-3 Holder.
4.17	Co-Lender Agreement, dated as of June 29, 2017, by and among Benefit Street Partners CRE Finance LLC, as the Note A-1 Holder, Benefit Street Partners CRE Finance LLC, as the Note A-2 Holder, and Benefit Street Partners CRE Finance LLC as the Note A-3 Holder.
4.18	Co-Lender Agreement, dated as of June 29, 2017, by and among Benefit Street Partners CRE Finance LLC, as the Note A-1 Holder, and Benefit Street Partners CRE Finance LLC, as the Note A-2 Holder.
4.19	Co-Lender Agreement, dated as of June 29, 2017, by and among Benefit Street Partners CRE Finance LLC, as the Note A-1 Holder, and Benefit Street Partners CRE Finance LLC, as the Note A-2 Holder.
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 31, 2017.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 31, 2017 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of	(E)

Asset-Backed Securities in respect of that certain Prospectus dated July 24, 2017.
99.1	Mortgage Loan Purchase Agreement, dated as of July 31, 2017, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of July 31, 2017, between Starwood Mortgage Funding VI LLC, as seller, Starwood Mortgage Capital LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of July 31, 2017, between Benefit Street Partners CRE Finance LLC, as seller, Benefit Street Partners CRE Conduit Company, L.P. and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)